Establishing a Top 10 Independent Crescent Energy to Acquire Vital Energy Exhibit 99.2

Disclaimer The information in this presentation relates to Crescent Energy Company (the “Company”) and contains information that includes or is based upon “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this presentation, including statements regarding business, strategy, financial position, prospects, plans, objectives, forecasts and projections of the Company, are forward-looking statements. The words such as “estimate,” “budget,” “projection,” “would,” “project,” “predict,” “believe,” “expect,” “potential,” “should,” “could,” “may,” “plan,” “will,” “guidance,” “outlook,” “goal,” “future,” “assume,” “focus,” “work,” “commitment,” “approach,” “continue” and similar expressions are intended to identify forward-looking statements, however forward-looking statements are not limited to statements that contain these words. The forward-looking statements contained herein are based on management’s current expectations and beliefs concerning future events and their potential effect on the Company and involve known and unknown risks, uncertainties and assumptions, which may cause actual results to differ materially from results expressed or implied by the forward-looking statements. These risks include, among other things, the ability of the parties to consummate the expected timing and likelihood of completion of the proposed transaction (the “Transaction”) with Vital Energy, Inc. (“Vital”), including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction; the ability to successfully integrate the businesses; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the possibility that the Company's stockholders may not approve the issuance of new shares of common stock in the Transaction or that stockholders of Vital may not approve the merger agreement; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company's common stock or Vital’s common stock; the risk that the Transaction and its announcement could have an adverse effect on the ability of the Company and Vital to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; the risk the pending Transaction could distract management of both entities and they will incur substantial costs; the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies; the imprecise nature of estimating oil and gas reserves; the availability of additional economically attractive exploration, development and acquisition opportunities for future growth; unexpected operating conditions and results; upcoming election and associated political volatility; the severity and duration of public health crises, weather, political, and general economic conditions, including the impact of sustained cost inflation, elevated interest rates and associated changes in monetary policy; federal and state regulations and laws; the impact of disruptions in the capital markets; geopolitical events such as the armed conflict in Ukraine and associated economic sanctions on Russia, the Israel-Hamas conflict and increased hostilities in the Middle East, including rising tensions with Iran; actions by the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC oil-producing countries; the availability of drilling, completion and operating equipment and services; reliance on the Company’s external manager; commodity price volatility, including volatility due to ongoing conflict in Ukraine, Israel and the Middle East and other international and national factors; the timing and success of business development efforts; and the risks associated with commodity pricing and the Company’s hedging strategy. The Company believes that all such expectations and beliefs are reasonable, but such expectations and beliefs may prove inaccurate. Many of these risks, uncertainties and assumptions are beyond the Company’s ability to control or predict. Because of these risks, uncertainties and assumptions, readers are cautioned not to, and should not, place undue reliance on these forward-looking statements. The Company does not give any assurance (1) that it will achieve its expectations or (2) to any business strategies, earnings or revenue trends or future financial results. The forward-looking statements contained herein speak only as of the date of this presentation. Although the Company may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to correct, revise or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable thereto or to any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. For further discussions of risks and uncertainties, you should refer to the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”) that are available on the SEC’s website at http://www.sec.gov, including the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and any subsequently filed Quarterly Reports on Form 10-Q. This presentation provides disclosure of Vital’s proved reserves. Reserve engineering is a process of estimating underground accumulations of oil and natural gas that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reservoir engineers. In addition, the results of drilling, testing and production activities may justify revisions of estimates that were made previously. If significant, such revisions would change the schedule of any further production and development drilling. Unless otherwise indicated, reserve and PV-10 estimates shown herein are based on a reserves report as of December 31, 2024 prepared by Vital’s independent reserve engineer in accordance with applicable rules and guidelines of the SEC. Combined reserve data generally represents the arithmetic sum of the proved reserves and PV-10 attributable to the Company and Vital. The proved reserves of Vital are based on its development plans and its reserve engineers’ reserve estimation methodologies. Because we will develop such proved reserves in accordance with our own development plan and, in the future, will estimate proved reserves in accordance with our own methodologies, the estimates presented herein for Vital may not be representative of our future reserve estimates with respect to these properties or the reserve estimates we would have reported if we had owned such properties as of December 31, 2024. This presentation has been prepared by us and includes market data and other statistical information from sources we believe to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on our good faith estimates, which are derived from our review of internal sources as well as the independent sources described above. Although we believe these sources are reliable, we have not independently verified the information and cannot guarantee its accuracy and completeness. We own or have rights to various trademarks, service marks and trade names that we use in connection with the operation of our businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not, imply a relationship with us or an endorsement or sponsorship by us. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Use of Non-GAAP Financial Information and Other Terms This presentation contains certain financial measures that are not prepared in accordance with GAAP, including certain forward-looking projections that are not reconcilable with GAAP measures due to their inherent uncertainty. Please see Appendix for additional information regarding certain non-GAAP measures. Due to the forward-looking nature of certain measures used herein, management cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measures. Accordingly, Crescent is unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures without unreasonable effort. Amounts excluded from these non-GAAP measures in future periods could be significant. No Offer or Solicitation: This communication relates to a proposed business combination transaction (the “Transaction”) between Crescent and Vital. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Important Additional Information About the Transaction: In connection with the Transaction, Crescent will file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, that will include a joint proxy statement of Crescent and Vital and a prospectus of Crescent. The Transaction will be submitted to Crescent’s stockholders and Vital’s stockholders for their consideration. Crescent and Vital may also file other documents with the SEC regarding the Transaction. The definitive joint proxy statement/prospectus will be sent to the stockholders of Crescent and Vital. This document is not a substitute for the registration statement and joint proxy statement/prospectus that will be filed with the SEC or any other documents that Crescent or Vital may file with the SEC or send to stockholders of Crescent or Vital in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF CRESCENT AND VITAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by Crescent or Vital through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Crescent will be made available free of charge on Crescent’s website at https://crescentenergyco.com/investors/investors-home/, or by directing a request to Investor Relations, Crescent Energy Company, 600 Travis Street, Suite 7200, Houston, TX 77002, Tel. No. (713) 332-7001. Copies of documents filed with the SEC by Vital will be made available free of charge on Vital’s website at https://investor.vitalenergy.com/ under the “Investors” tab or by directing a request to Investor Relations, Vital Energy, Inc., 521 East 2nd Street, Suite 1000, Tulsa, OK 74120, Tel. No. (918) 513-4570. Participants in the Solicitation Regarding the Transaction: Crescent, Vital and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Transaction. Information regarding Crescent’s directors and executive officers is contained in the Crescent’s Annual Report on 10-K for the year ended December 31, 2024 filed with the SEC on February 26, 2025. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing Crescent’s website at https://crescentenergyco.com/investors/investors-home/. Information regarding Vital’s executive officers and directors is contained in the proxy statement for Vital’s 2024 Annual Meeting of Stockholders filed with the SEC on April 10, 2025. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing the Vital’s website at https://investor.vitalenergy.com/. Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction by reading the joint proxy statement/prospectus regarding the Transaction when it becomes available. You may obtain free copies of this document as described above.

Compelling Value for All Shareholders

Applying Crescent's Consistent Strategy to Every Acquisition

Attractive Acquisition Returns and Significant Accretion

Strong cash-on-cash investment returns with valuation covered by existing production base; highly accretive across CFFO, FCF and NAV per share; $90 - $100 MM of immediate annual synergies with potential for significant incremental operating efficiencies

Consistent Strategy Focused on FCF and Attractive Returns

Crescent to implement lower activity, higher free cash flow business plan to align assets with its consistent strategy; high-graded capital allocation improves investor returns & supports peer-leading dividend

Enhances "Investment Grade" Quality Balance Sheet

Leverage accretive business plan plus ~$1 BN pipeline of non-core divestitures; creates largest liquids-weighted producer without IG status[1]

Strengthens Leading Growth Through Acquisition Platform

Consistent investment & operational underwriting; >$60 BN of opportunity surrounding the combined footprint[2]

Pro Forma Crescent is a Top 10 Independent

Scaled and focused asset portfolio with flexible capital allocation across more than a decade of high-quality inventory in the Eagle Ford, Permian and Uinta Basins

Crescent Energy | Vital Energy

(1) Credit ratings are intended to provide investors with an independent measure of credit quality of an issue of securities. Credit ratings are not recommendations to purchase, hold or sell securities and do not address the market price or suitability of a specific security for a particular investor. There is no assurance that any rating will remain in effect for any given period of time or that any rating will not be revised or withdrawn entirely by a rating agency in the future if, in its judgment, circumstances so warrant.

(2) Illustrative $60 BN opportunity size based on assets across the Eagle Ford and Permian not held by Majors or Large Caps (based on Enverus data).

3

Transaction Overview

Transaction Structure	• Pro forma combined enterprise value of $9.1 BN[1] • All-stock consideration: 1.9062 shares of Crescent per share of Vital – Represents a 5% premium to the 30-day VWAP exchange ratio and a 15% premium to Vital's 30-day VWAP as of 8/22/2025 • Pro forma ownership of 77% Crescent and 23% Vital
Financials and Synergies	• Strong combined free cash generation of more than $4 BN over the next 5-years[2] • Targeting $90 - $100 MM of estimated annual synergies over the next 12-months • ~1.5x leverage[3] expected at close with path to further deleveraging through organic FCF and ~$1 BN pipeline of non-core divestitures • Maintain $0.12 per share quarterly dividend
Leadership and Governance	• David Rockecharlie, current CEO of Crescent, will continue as CEO • John Goff, current Non-Executive Chairman of Crescent, will continue in that role • Pro forma Board of Directors will include 2 from Vital (12 total directors)
Company and Headquarters	• Combined company will retain the name Crescent Energy Company • Will remain headquartered in Houston, Texas
Approvals and Timing	• Transaction unanimously approved by the Crescent and Vital Boards of Directors • Current Crescent and Vital shareholders representing approximately 29% and 20% of total common shares outstanding, respectively, are party to voting and/or existing investor agreements serving to support the Transaction in line with the unanimous recommendation of both Boards • Closing subject to 1) approval of a majority of Vital and Crescent shareholders and 2) customary closing conditions, including by applicable regulatory agencies • Targeting closing by the end of Q4 2025

Crescent Energy | Vital Energy

(1) *Assumes a Vital equity value of ~$750 MM as of 8/22/2025 and the assumption of ~$2.3 BN in net indebtedness.*
(2) *Based on internal management estimates at strip pricing as of 8/22/2025.*
(3) *Expected leverage at closing, which is estimated in Q4 2025. Net LTM Leverage defined as the ratio of consolidated net debt to consolidated Adjusted EBITDAX (non-GAAP).*

4

Applying Crescent's Consistent Strategy to Every Acquisition

Substantial Cash Flow Generation

Next 5-year LFCF[1] > pro forma mkt cap

~$3.4 BN 2025E EBITDA[2]

~$1.0 BN 2025E Levered FCF[2]

Scaled Asset Positions Across Premier Basins

Leading positions in the Eagle Ford, Permian & Uinta basins

~397 Mboe/d 2025E production[2]

>10 years of low-risk inventory

Financial Strength & Attractive Return of Capital

$0.12/sh fixed quarterly dividend[3]

Clear path to Investment Grade rating

~$1 BN pipeline of non-core divestitures

Returns-Driven Growth Through M&A

Proven track record of prudent and accretive growth

Disciplined M&A framework focused on cash-on-cash returns

Crescent Energy | Vital Energy

(1) Based on internal management estimates at strip pricing as of 8/22/2025.
(2) Based on combination of individual Capital IQ consensus estimates as of 8/22/2025.
(3) Any payment of future dividends is subject to Board approval, market conditions and other factors.

5

Attractive Acquisition Returns and Significant Accretion In-line with Crescent’s Consistent Underwriting Criteria ü Disciplined, Well-Supported Valuation Valuation covered by existing production base High-graded inventory provides clear upside Strong Investment Returns >2.0x MOIC and short payback (<5 years) Highly Accretive to Key Metrics CFFO/S, FCF/S & NAV/S ü ü Immediate & Sustainable Accretion(1) Accretion assumes strip pricing as of 8/22/2025 through 6/30/2030 and flat thereafter. Based on internal management estimates at a 1.9062x exchange ratio. LFCF Accretion per Share NAV Accretion per Share

Crescent well-positioned among the small-to-mid cap universe today PF CRGY is a scaled operator positioned with the largest names in the industry Note: Based on Capital IQ consensus estimates for FY 2025 and market data as of 8/22/2025. S&P Rating, Fitch unavailable. Standalone SMID-Cap Positioning (Net Production - Mboe/d) Fitch Rating Pro Forma Crescent is a Top 10 Independent Catalyzing a Step-Change in Market Positioning Top 10 Liquids-Wtd Independents (Net Production - Mboe/d) Fitch Rating BB-(1) BB- B(1) BB- BB+ BB BB- BB(1) BB+ BBB- BBB- BBB- BBB BBB- A A-(1) P B+ BB BBB+ BBB+

Focused Asset Portfolio Across Premier Basins

High-Quality Asset Base Across the Eagle Ford, Uinta and Permian Basins

Substantial FCF Generation:
Consistent operating model focused on free cash flow and returns

Advantaged Asset Profile:
Low-decline production with 10+ years of proven inventory

Capital Allocation Flexibility:
Supports free cash flow durability through cycles

Asset Portfolio



Uinta
Permian
Eagle Ford

Pro Forma Crescent at a Glance

Reserves – PV-10[(1)]	Production[(2)]	Inventory[(3)]
PD: ~$9.7 BN	~397 Mboe/d	Low-Risk: ~1,600
1P: ~$12.5 BN	~64% liquids	Total: ~3,100

Crescent Energy | Vital Energy

(1) Assumes YE 2024 SEC PV-10 reserves at SEC benchmark prices of $75.48 / bbl WTI Cushing for oil/condensate and NGLs, and $2.13 / MMBtu HHUB for gas. Pro forma for Ridgemar transaction that closed on January 31, 2025. See Disclaimer on page 2 for additional information.
(2) Current production shown as 2025E consensus estimates as of 8/22/2025.
(3) Eagle Ford low-risk inventory includes PUDs from our YE reserves and locations that meet our low-risk criteria but are excluded due to the 5-year development timing rule. Eagle Ford "Resource Potential" represents 3P locations. Uinta and Permian low-risk inventory based on internal management estimates. Uinta resource potential based on delineated formations only. Permian total locations based on Enverus.

8

Scaled, High-Quality Asset Positions ~1 MM Net Acre Position Across the Eagle Ford, Uinta and Permian #3 Net Acres: ~540k Total Locations: ~1,450(1) ~285k Net Acres ~400 Low-Risk Locations Eagle Ford Position Uinta Position Permian Position Public Producer #2 Net Acres: ~145k Total Locations: ~650(2) Public Producer Net Acres: ~285k Total Locations: ~1,000(3) Public Producer Top 15 Note: Permian maps include existing Cresent assets on the Central Basin Platform. Current production ranking based on Enverus gross operated production. Total represents 3P locations. Uinta locations based on delineated formations only. Total locations per Enverus. DIMMIT WEBB LA SALLE MCMULLEN DUVAL JIM WELLS LIVE OAK ZAVALA FRIO UVALDE MEDINA ATASCOSA BEXAR WILSON KARNES BEE SAN PATRICIO NUECES KLEBERG REFUGIO GOLIAD DEWITT GONZALES GUADALUPE CALDWELL BASTROP FAYETTE LAVACA TRAVIS HAYS COMAL KENDALL BANDERA KERR REAL EDWARDS KIMBLE GILLESPIE BLANCO DUCHESNE PECOS REEVES CROCKETT REAGAN UPTON CRANE WARD WINKLER LOVING ECTOR MIDLAND GLASSCOCK HOWARD MARTIN ANDREWS GAINES DAWSON BORDEN UINTAH

Increasing Proven Inventory, Reducing Capital Intensity

Vital Inventory Immediately Competes for Capital; PF Operating Plan Lowers Reinvestment Rate (Target ~50%) and Increases Free Cash Flow

Substantial Inventory[1]

(Gross Locations)



CRGY
VTLE
~1,600
~3,100
Low-Risk Inventory
Resource Potential

~50% Increase in Total Inventory

Competitive Economics[2]

(Delaware Oil EUR – Bo/ft)



~61
~63
Delaware Average
Vital '24 Activity

Vital's Delaware Productivity Outperforms Basin Average

Capital Discipline

(Active Rig Count)



CRGY
VTLE
~8
~6
Current Rig Count
Pro Forma Rig Count

Plan to Reduce Activity, Stabilizing Decline and Increasing Free Cash Flow

(1) Eagle Ford low-risk inventory includes PUDs from our YE reserves and locations that meet our low-risk criteria but are excluded due to the 5-year development timing rule. Eagle Ford "Resource Potential" represents 3P locations. Uinta and Permian low-risk inventory based on internal management estimates. Uinta resource potential based on delineated formations only. Permian total locations based on Enverus.

(2) Per Enverus. Delaware average includes all '21 – '24 horizontal TILs as of August 2025.

10

Combination Offers Significant Synergy Potential

Immediate Cost of Capital, Overhead and Capital Allocation Benefits Plus Potential for Significant Operating Efficiencies

Synergy Value Potential

(Annual Impact - $ in Millions)



No operational upside included in transaction underwriting despite significant opportunity for value creation
~$15
~$40 - $45
~$35 - $40
5-Yr PV-10
~$350 MM
~$90 - $100
~$30 - $70
~$30 - $45
5-Yr PV-10
~$675 MM
~$150 - $215
Unmodeled Synergy Potential
Operations
D&C efficiencies
Reduction in small pad development
LOE efficiencies
Cost of Capital
Path to Investment Grade
Cost of Capital(1)
Corporate Overhead
Capital Allocation(2)
Total Modeled Synergies
Operating Efficiency Potential
Long-Term Cost of Capital Potential
Total Quantified Synergies

Crescent Energy | Vital Energy

(1) Represents day-1 RBL-related savings and impact of illustrative refinancing of senior notes due 2028 at improved cost of debt.
(2) Represents average annual interest savings from debt paydown acceleration driven by FCF-focused operating plan at strip pricing as of 8/22/2025.

11

Disciplined Growth with Substantial Free Cash Flow Consistent Focus on Capital Discipline and Free Cash Flow Generation $65.00 / $3.50 Market Capitalization ($BN) $70.00 / $4.00 SQ PF 5-Year Outlook - Cumulative LFCF(1) Note: Based on internal management estimates. Pro Forma CRGY incorporates go-forward operations plan for Vital and applicable synergies. Assumes strip pricing as of 8/22/2025 through 6/30/2030 and flat thereafter. SQ PF Consistent FCF Generation (Annual CRGY LFCF - $MM) Disciplined Growth with Consistent Free Cash Flow Generation Through Cycles

Capital Allocation Priorities – Putting Investors First

Priority			
#1A	Financial Strength	1.0x long-term leverage target Up to 1.5x for accretive acquisitions	
#1B	Returning Capital to Shareholders	Fixed Dividend: $0.12 per share per quarter[1]	
#2	**Returns-Driven Investing:** Target >2.0x MOIC[2] and Short Payback Periods	A Development Capital	B Accretive Acquisitions
#3	Excess Free Cash Flow	A Further Debt Reduction	B Opportunistic Share Buybacks[3]

Crescent Energy | Vital Energy

(1) Any payment of future dividends is subject to Board approval, market conditions and other factors.
(2) "MOIC" represents multiple of invested capital or total projected cash flow divided by development cost or acquisition cost.
(3) Two-year term implemented on 3/4/24 with $150 MM authorization (~$86 MM remaining as of 8/22/2025). Subject to Board approval, market conditions and other factors.

13

Enhances "Investment Grade" Quality Balance Sheet

Line of Sight to IG Rating with Leverage Accretive Business Plan

Sustained De-Leveraging:
Well-hedged FCF plus ~$1 BN pipeline of non-core divestitures accelerate debt repayment

Balance Sheet Flexibility:
Retain flexibility to extend debt maturities

Cost of Capital Advantages:
The largest liquids-weighted E&P yet to receive an IG rating

Leverage[2] @ Close	Leverage Target / Max	Liquidity[3] @ Close
~1.5x	1.0x / 1.5x	~$1.5 BN

Improving Cost of Capital
(Average Yield to Worst)



~400 - 450 bps advantage
Potential improvement with IG rating
12.00%
9.00%
6.00%
3.00%
0.00%
Vital Energy
Crescent Energy
Crescent Energy[1]
Go-Forward

Limited Near-Term Debt Maturities[4]
($ in Millions)



CRGY SQ Net Debt
Acquired Net Debt
RBL Borrowings
Weighted average maturity of ~6 years
$2,000
$1,000
$-
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034

(1) Assumes ~150 bps step down from current CRGY Yield to Worst (YTW).
(2) Expected leverage at closing, which is estimated in Q4 2025. Crescent defines Net LTM Leverage as the ratio of consolidated net debt to consolidated Adjusted EBITDAX (non-GAAP) as defined and calculated under its Revolving Credit Facility.
(3) Expected liquidity at closing, which is estimated in Q4 2025. Liquidity based on RBL Elected Commitment of $2.0 BN less amount drawn less outstanding letters of credit plus cash outstanding. Does not include any proceeds related to non-core divestitures.
(4) Total debt as of 6/30/2025 adjusted for Crescent's June 2025 notes offering that closed in July 2025.

Crescent Energy | Vital Energy
14

Free Cash Flow Supports Peer-Leading Return of Capital

Shareholders to Receive Consistent and Peer-Leading Fixed Dividend

Return of Capital Framework:

Priority **#1** **Fixed Dividend:**

- **$0.12 / share per quarter**

Priority **#2** **$150 MM Buyback Authorization[1]:**

- **~$64 MM exercised to date – 43% of authorized**

Fixed Dividend Yield Comparison[2]

13 Consecutive years of dividend payments[3]



7.2%
6.0%
5.4%
4.8%
4.9%
Peer Average: 3.8%
2.9%
3.1%
3.1%
2.5%
2.6%
NA
1
2
3
4
5
6
(4)
7
8
9
10

Note: Any payment of future dividends is subject to Board approval, market conditions and other factors.

(1) Two-year term implemented on 3/4/2024.

(2) Public company information based on latest filings. Excludes buybacks and variable dividends. Market data as of 8/22/2025. Peers include BTE, CHRD, CIVI, CRC, MGY, MTDR, MUR, NOG, SM and VTLE.

(3) Represents Crescent and its predecessors.

(4) Assumes $0.12 per share quarterly CRGY dividend. Dividend yield based on CRGY share price of $9.94 as of 8/22/2025.

Crescent Energy | Vital Energy

15

Proven Track Record of Returns-Driven Growth Through M&A Proven Acquisition Strategy(1) (# of Crescent Acquisitions) Crescent Has Demonstrated its Ability to Successfully Acquire and Integrate Consistent Underwriting Criteria Cash-on-cash returns, equity accretion and maintaining a strong balance sheet Incremental Returns with Improved Performance and Synergies Strong operational execution drives M&A success Maximizing Value with Opportunistic Divestitures Consistently evaluating opportunities to enhance our long-term value proposition ü ü ü Acquisition history represents Crescent and its predecessors. Acquisitions grouped by closing date.

Crescent has Transformed the Business Since Going Public >3x Scaled Production Base (Net Production - Mboe/d) Substantial Cash Flow (Annual EBITDA - $BN)(1) Increase in Production Strong Balance Sheet (Credit Profile) (Moody’s / S&P / Fitch) Meaningfully Enhanced Credit Profile ~5x Increase in Annual EBITDA Proven Track Record of Transformative Growth Through Consistent Execution Credit Ratings Avg. Leverage Note: “Public Listing” represents initial public trading for CRGY upon closing of the merger between Independence Energy and Contango Oil & Gas on 12/7/2021. Based on Capital IQ consensus estimates for FY 2025 and market data as of 8/22/2025. No reconciliation of this non-GAAP measure to its most directly comparable GAAP measure is available without unreasonable efforts. This is due to the inherent difficulty of forecasting the timing or amount of various reconciling items that would impact the most directly comparable forward-looking GAAP financial measure, that have not yet occurred, are out of our control and/or cannot be reasonably predicted.

Acquisition Strategy Demonstrated Across the Eagle Ford Eagle Ford Case Study: CRGY’s Execution in Acquiring Assets and Improving Performance to Build a Basin-Leading Position June ‘23 Current Growth Net Acres (000’s) ~138 ~540 ~4.0x Net Production (Mboe/d) ~30 ~173 ~5.8x % Operated ~65% ~95% ~1.5x Net Op. Locations (Resource Potential) ~190 ~1,190 ~6.3x Basin Ranking (Gross Op Production)(1) 21st 3rd NA Leading Eagle Ford Position 2022 Crescent Footprint 2025 YTD Acquisitions 2023 Acquisitions 2024 Acquisitions Crescent Energy Eagle Ford Growth More than tripled net acres, production and inventory in ~2 years vs initial footprint Jim Wells Uvalde Zavala Dimmit Webb Duval Medina Frio Atascosa Wilson Live Oak McMullen Caldwell Gonzales DeWitt Lavaca Fayette La Salle CRGY Eagle Ford Growth ü Returns-Driven M&A: 7 accretive Eagle Ford acquisitions since June ‘23 ü Integration Execution: ~$200 MM of realized annual synergies since June ‘23 Data per Enverus.

Strengthens Leading Growth Through Acquisition Platform

>$60 BN of Opportunity Surrounding the Combined Footprint

Eagle Ford Opportunity



Crescent
Crescent Minerals
Growth Opportunity

Growth Opportunity Remaining

(% of the Basin Held By Operator Type)[1]

Private	Public <$5 BN Mkt Cap	*Public >$5 BN Mkt Cap*
~53%	~11%	*~35%*

>$20 Billion

Permian Opportunity



PF Crescent
Growth Opportunity

Growth Opportunity Remaining

(% of the Basin Held By Operator Type)[1]

Private	Public <$5 BN Mkt Cap	*Public >$5 BN Mkt Cap*
~24%	~3%	*~73%*

>$40 Billion

Note: Numbers may not sum due to rounding. Map and current ownership by operator based on Enverus operator shapefiles.

(1) Percentage metrics based on Enverus remaining locations. Value of growth opportunity based on estimated value of existing production and remaining locations. Assumes "Undefined" locations are owned by private operators. Current ownership by operator excludes CRGY.

Crescent Energy | Vital Energy

19

CRGY Provides Differentiated Growth and Value for Investors Crescent Provides A Unique Investment Opportunity Disciplined & Differentiated Growth Delivering Free Cash Flow & Sustainable Value Credit Profile 2025E FCF Yield Dividend Yield(1) ü Top 10 independent with scaled asset positions across premier basins Substantial free cash flow and non-core divestiture pipeline support attractive return of capital and “Investment Grade” quality balance sheet Existing business positioned to deliver long-term shareholder value plus >$60 BN of further growth opportunity ü ü Note: Market data as of 8/22/2025 and based on Capital IQ consensus estimates for 2025E FCF. “Public Listing” represents initial public trading for CRGY upon closing of the merger between Independence Energy and Contango Oil & Gas on 12/7/2021. Peer buckets exclude gas-weighted peers. “Large Cap” includes public E&P companies with >$7 BN market cap. “SMID Cap” peers include BTE, CIVI, CHRD, CRC, MGY, MTDR, MUR, NOG and SM. Any payment of future dividends is subject to Board approval, market conditions and other factors. ü Consistent strategy delivering accretive growth through disciplined investing and operational execution Production CAGR (Since YE ’22)

Appendix

Scaled Enterprise Primed for Sustainable Value Creation

Attractive Combination of Scale, Balance Sheet Strength and Advantaged Capital Markets Positioning

Pro Forma Business

($ in millions)

		Crescent Energy	Vital Energy	Crescent Energy + Vital Energy	
Significant Scale	**Enterprise Value**[1]	~$6,100	~$2,900	**~$9,100**	↑ ~49%+
	2025E Production *(Mboe/d)*	~258	~138	**~397**	↑ ~54%+
	2025E EBITDA[2]	~$2,050	~$1,350	**~$3,400**	↑ ~70%+
Balance Sheet	**Leverage**[2][3] *(Net Debt / LTM EBITDA)*	~1.5x	~1.7x	**~1.5x**	↔
Institutional Capital Markets Positioning	**Public Float**	~$1,800	~$500	**~$2,300**	↑ ~28%+
	Trading Liquidity *(30-Day ADTV)*	~$28	~$23	**~$50**	↑ ~79%+
	Dividend Yield[4] *(%)*	~5%	--	**~5%**	↑ N/A

Source: Based on Capital IQ consensus estimates for FY 2025 and market data as of 8/22/2025.
(1) Pro forma enterprise value based on Crescent enterprise value plus total consideration paid to acquire Vital.
(2) No reconciliation of this non-GAAP measure to its most directly comparable GAAP measure is available without unreasonable efforts. This is due to the inherent difficulty of forecasting the timing or amount of various reconciling items that would impact the most directly comparable forward-looking GAAP financial measure, that have not yet occurred, are out of our control and/or cannot be reasonably predicted.
(3) Expected leverage at closing, which is estimated in Q4 2025. Crescent defines Net LTM Leverage as the ratio of consolidated net debt to consolidated Adjusted EBITDAX (non-GAAP) as defined and calculated under its Revolving Credit Facility.
(4) Any payment of future dividends is subject to Board approval, market conditions and other factors.

Crescent Energy | Vital Energy
22

Framework for 2026 Capital Allocation Operating Plan Focused on Flexible Capital Allocation and FCF Generation Pro Forma Focus Areas Reducing Capital Intensity, Improving Reinvestment Rate Generating Substantial Free Cash Flow Delivering Long-Term Stability Further Strengthening Balance Sheet Maximizing Long-Term Value Operational Overview: Executing on proven CRGY operating strategy; moderating activity levels versus each company standalone PF reinvestment rate of ~50% Driving operational improvement to capture additional investment upside Flexible capital allocation across the Eagle Ford, Permian and Uinta Corporate Detail: No change to corporate capital allocation strategy No change to current return of capital framework

Enhanced Scale Supports Efficient Operations Combined Company Focused on Peer-leading Organizational Efficiency Pro forma company benefits from significant operating and investing expertise The combined company maintains attractive G&A metrics relative to peers Pro Forma CRGY PF shows run-rate G&A per Boe including estimated synergies. Peers include BTE, CHRD, CIVI, CRC, MGY, MTDR, MUR, NOG, SM and VTLE status quo with metrics based on public disclosure. BTE includes stock-based compensation and shown in USD at the CAD:USD average exchange rate of 1.3840 for the period. Q2 2025A Cash G&A / Boe(1) Status Quo

Pro Forma Hedge Position: Liquids

	Q3 2025	Q4 2025	FY 2026	FY 2027
NYMEX WTI (Bbls, $/Bbl)				
Swaps				
Total Daily Volumes	101,700	107,700	59,823	9,000
WA Swap Price	$69.97	$68.52	$65.07	$61.07
Collars				
Total Daily Volumes	16,000	16,000	16,446	--
WA Long Put Price	$62.03	$62.03	$60.18	--
WA Short Call Price	$78.24	$78.24	$70.82	--
Short Puts				
Total Daily Volumes	--	--	4,500	--
WA Short Put Price	--	--	$48.00	--
Extendible Swaps(1)				
Total Daily Volumes	--	--	8,508	10,000
WA Swap Price	--	--	$75.21	$75.00
Extendible Collars(1)				
Total Daily Volumes	--	--	2,000	--
WA Long Put Price	--	--	$65.00	--
WA Short Call Price	--	--	$76.00	--
ICE Brent Collars (Bbls, $/Bbl)				
Total Daily Volumes	1,000	1,000	500	--
WA Long Put Price	$65.00	$65.00	$60.00	--
WA Short Call Price	$91.61	$91.61	$82.00	--
MEH Basis Swaps (Bbls, $/Bbl)				
Total Daily Volumes	46,000	46,000	15,496	--
WA Swap Price	$1.62	$1.62	$1.76	--
CMA Roll Swaps (Bbls, $/Bbl)				
Total Daily Volumes	59,000	56,000	5,000	--
WA Swap Price	$0.54	$0.43	$0.20	--
NGLs (Bbls, $/Bbl)				
Ethane Swaps				
Total Daily Volumes	14,052	14,052	--	--
WA Swap Price	$11.11	$11.11	--	--
Propane Swaps				
Total Daily Volumes	10,506	10,506	--	--
WA Swap Price	$33.75	$33.75	--	--
Normal Butane Swaps				
Total Daily Volumes	321	321	--	--
WA Swap Price	$34.46	$34.46	--	--
IsoButane Swaps				
Total Daily Volumes	270	270	--	--
WA Swap Price	$35.66	$35.66	--	--
Natural Gasoline Swaps				
Total Daily Volumes	351	351	--	--
WA Swap Price	$60.15	$60.15	--	--

Crescent Energy | Vital Energy

Note: Hedge position as of August 22, 2025. Includes hedge contracts beginning July 1, 2025.
(1) Extendible swaps and collars represent options that may be extended by the counterparty.

25

Pro Forma Hedge Position: Gas Note: Hedge position as of August 22, 2025. Includes hedge contracts beginning July 1, 2025. Extendible swaps represent options that may be extended by the counterparty. Q3 2025 Q4 2025 FY 2026 FY 2027 NYMEX Henry Hub (MMBtu, $/MMBtu)           Swaps         Total Daily Volumes 187,000 203,739 269,370 -- WA Swap Price $3.83 $4.16 $4.05 -- Collars         Total Daily Volumes 171,000 227,522 126,521 -- WA Long Put Price $3.03 $3.17 $3.08 -- WA Short Call Price $5.91 $5.69 $4.79 -- Extendible Swaps(1)         Total Daily Volumes -- -- -- 50,000 WA Swap Price -- -- -- $4.19 Waha Fixed Swaps (MMBtu, $/MMBtu)          Total Daily Volumes 187,000 163,413 152,000 120,000 WA Swap Price $2.32 $2.32 $2.41 $2.70 Waha Basis Swaps (MMBtu, $/MMBtu)          Total Daily Volumes -- -- -- 40,000 WA Swap Price -- -- -- ($0.97) HSC Basis Swaps (MMBtu, $/MMBtu)          Total Daily Volumes 250,000 266,630 284,822 180,000 WA Swap Price ($0.30) ($0.32) ($0.42) ($0.33) NGPL TXOK Basis Swaps (MMBtu, $/MMBtu)          Total Daily Volumes 40,000 40,000 30,000 -- WA Swap Price ($0.37) ($0.37) ($0.39) -- Transco St 85 (Z4) Basis Swaps (MMBtu, $/MMBtu)          Total Daily Volumes 13,800 13,800 -- -- WA Swap Price $0.32 $0.32 -- --

Non-GAAP Measures Present value (discounted at PV-10) is not a financial measure calculated in accordance with GAAP because it does not include the effects of income taxes on future net revenues. PV-10 does not represent an estimate of the fair market value of Crescent’s or Vital’s oil and natural gas properties. Each of Crescent and Vital believes that the presentation of PV-10 is relevant and useful to its investors because it presents future net cash flows attributable to its reserves prior to taking into account future income taxes and its current tax structure. Crescent, Vital and others in their industry use PV-10 as a measure to compare the relative size and value of proved reserves held by companies without regard to the specific tax characteristics of such entities. Investors should be cautioned that PV-10 does not represent an estimate of the fair market value of Crescent’s or Vital’s proved reserves. Due to the forward-looking nature of certain of the non-GAAP measures presented in this presentation, no reconciliation of these non-GAAP measures to the most directly comparable GAAP measure is available without unreasonable efforts. This is due to the inherent difficulty of forecasting the timing or amount of various reconciling items that would impact the most directly comparable forward-looking GAAP financial measure, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. Accordingly, such reconciliations are excluded from this release. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. Crescent defines Adjusted EBITDAX as net income (loss) before interest expense, loss from extinguishment of debt, income tax expense (benefit), depreciation, depletion and amortization, exploration expense, non-cash gain (loss) on derivatives, non-cash equity based compensation, (gain) loss on sale of assets, other (income) expense and transaction and nonrecurring expenses. Additionally, we further subtract certain redeemable noncontrolling interest distributions made by OpCo related to Manager Compensation and settlement of acquired derivative contracts. Adjusted EBITDAX is not a measure of performance as determined by GAAP. We believe Adjusted EBITDAX is a useful performance measure because it allows for an effective evaluation of our operating performance when compared against our peers, without regard to our financing methods, corporate form or capital structure. We exclude the items listed above from net income (loss) in arriving at Adjusted EBITDAX because these amounts can vary substantially within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDAX should not be considered as an alternative to, or more meaningful than, net income (loss) as determined in accordance with GAAP, of which such measure is the most comparable GAAP measure. Certain items excluded from Adjusted EBITDAX are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax burden, as well as the historic costs of depreciable assets, none of which are reflected in Adjusted EBITDAX. Our presentation of Adjusted EBITDAX should not be construed as an inference that our results will be unaffected by unusual or nonrecurring items. Our computations of Adjusted EBITDAX may not be identical to other similarly titled measures of other companies. In addition, the Revolving Credit Facility and Senior Notes include a calculation of Adjusted EBITDAX for purposes of covenant compliance.   Crescent defines Levered Free Cash Flow (“Levered FCF” or “LFCF”) as Adjusted EBITDAX less interest expense, excluding non-cash amortization of deferred financing costs, discounts, and premiums, loss from extinguishment of debt, excluding non-cash write-off of deferred financing costs, discounts, and premiums, current income tax benefit (expense), tax-related redeemable noncontrolling interest distributions made by OpCo and development of oil and natural gas properties. Levered Free Cash Flow does not take into account amounts incurred on acquisitions. Levered Free Cash Flow is not a measure of liquidity as determined by GAAP. Levered Free Cash Flow is a supplemental non-GAAP liquidity measure that is used by our management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. We believe Levered Free Cash Flow is a useful liquidity measure because it allows for an effective evaluation of our operating and financial performance and the ability of our operations to generate cash flow that is available to reduce leverage or distribute to our equity holders. Levered Free Cash Flow should not be considered as an alternative to, or more meaningful than, Net cash flow provided by operating activities as determined in accordance with GAAP, of which such measure is the most comparable GAAP measure, or as an indicator of actual liquidity, operating performance or investing activities. Our computations of Levered Free Cash Flow may not be comparable to other similarly titled measures of other companies.

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